UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2011 (May 26, 2011)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On May 26, 2011, Mr. Ronald A. Meyer resigned as a director of MOCON, Inc. (the “Company”) effective as of the conclusion of the Company’s Annual Meeting of shareholders that was held on May 26, 2011.  Mr. Meyer’s resignation allowed the Company’s Board of Directors to reduce its size from nine to eight in accordance with the Company’s Third Restated Bylaws, as amended.  The Company’s Board is now comprised of eight directors, with six outside directors and two inside directors.  Mr. Meyer confirmed to the Company’s Board of Directors that he does not have any disagreement with the Company’s operations, policies or practices.

(e)                                  On May 26, 2011, the Company’s shareholders approved an Amended and Restated 2006 Stock Incentive Plan.  The amendments to this plan included an amendment to increase the number of shares of common stock issuable under the plan by an additional 500,000 shares and an amendment to increase the number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the plan from 500,000 to 1,000,000 shares.  The MOCON, Inc. Amended and Restated 2006 Stock Incentive Plan is attached to this Form 8-K as Exhibit 10.1.

Item 5.03               Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                  On May 26, 2011, the Company’s shareholders approved an amendment to the Company’s Third Restated Bylaws.  The amendment allows the Company’s Board of Directors to set the number of directors permitted to serve on the Board within a range of no fewer than three and no more than nine directors.  The amendment is attached to this Form 8-K as Exhibit 3.2.

Item 5.07               Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of shareholders on May 26, 2011, the shareholders of the Company (i) elected the nine persons named below to serve as directors of the Company, (ii) approved an amended and restated 2006 Stock Incentive Plan as described under item 5.02(e) above, (iii) approved an amendment to the Company’s third restated bylaws as described under Item 5.03 above and (iv) ratified the appointment of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The final results of the shareholder vote on each matter brought before the meeting were as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
1. Election of Directors
Robert L. Demorest	3,105,080	34,103	—	—
Dean B. Chenoweth	2,727,071	412,112	—	—
Donald N. DeMorett	3,102,270	36,913	—	—
J. Leonard Frame	2,984,989	154,194	—	—
Robert F. Gallagher	3,116,582	22,601	—	—
Daniel W. Mayer	3,104,420	34,763	—	—
Ronald A. Meyer	3,103,198	35,985	—	—
Richard A. Proulx	2,981,359	157,824	—	—
Tom C. Thomas	3,119,906	19,277	—	—

2. Approval of MOCON, Inc. Amended and Restated 2006 Stock Incentive Plan	2,755,134	365,012	19,037	1,701,256

3. Approval of amendment to MOCON, Inc., Third Restated Bylaws	4,660,827	139,969	39,643	—

4. Ratification of Independent Registered Public Accounting Firm	4,780,757	48,531	11,151	—

Section 9—Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
3.2	Amendment to Third Restated Bylaws of MOCON, Inc. (filed herewith).
10.1	MOCON, Inc. Amended and Restated 2006 Stock Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: June 1, 2011	By:	/s/ Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary